Exhibit 99.1

PRESS RELEASE

July 12, 2010

CRESCENT BANKING COMPANY

P.O. Box 2020, 7 Caring Way, Jasper, GA 30143, (678) 454-2266, Fax (678) 454-2282

CRESCENT BANKING COMPANY

NOTIFIES NASDAQ OF INTENT TO DELIST

Crescent Banking Company, Jasper, Georgia (The Nasdaq Stock Market–CSNT) (the “Company”) announced today that it has notified The Nasdaq Stock Market (“Nasdaq”) of its intent to file a Form 25 with the Securities and Exchange Commission and cease trading on Nasdaq effective July 22, 2010. Therefore, the last day of trading on Nasdaq will be July 21, 2010.

The Company received a letter from the Nasdaq Listing Qualifications Department of Nasdaq on April 12, 2010, notifying the Company of its failure to meet minimum requirements of Nasdaq’s Equity Standard Listing Rule 5550(b) (the “ Listing Rule”) to maintain a minimum of $2,500,000 in stockholders’ equity, $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. To date, the Company has been unable to meet the minimum requirements of the Listing Rule; consequently, the Company has decided to file a Form 25.

Pursuant to the Form 25, the Company’s common stock will no longer be traded on Nasdaq effective July 22, 2010. The Company has not arranged for listing, registration or quotation of its common stock on another national securities exchange or quotation medium.

About Crescent Banking Company

Crescent Banking Company is a bank holding company headquartered in Jasper, Georgia with total consolidated assets of approximately $1.0 billion and consolidated shareholders’ deficit of approximately $(12.8) million as of March 31, 2010. The Company has 11 full service offices, a loan production office and a corporate office, located in five counties in North Georgia. The Company had approximately 5.3 million shares of common stock outstanding at March 31, 2010.

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements in this Press Release may constitute “forward-looking statements” for purposes of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results’ performance or achievements of the

Company to be materially different from the future results’ performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, events or developments affecting the Company’s market performance and Nasdaq’s ability to exercise discretion with respect to decisions regarding the Company’s listing. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify forward-looking statements through our use of words such as “believe,” “intend,” “continue,” “hopeful” and other similar words and expressions of the future.

These forward-looking statements are based upon information presently available to the Company’s management and are inherently subjective, uncertain and subject to change, due to any number of risks and uncertainties, including, without limitation, those risks and factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report for the quarter ended March 31, 2010, under the captions “Special Cautionary Notice Regarding Forward-Looking Statements,” “Risk Factors,” and otherwise in the Company’s reports and filings that it makes with the Securities and Exchange Commission.

You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this Press Release or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as otherwise may be required by law.